FSV P1 P2 P4 05/21

SUPPLEMENT DATED MAY 21, 2021

TO THE PROSPECTUSES DATED MAY 1, 2021

FOR FRANKLIN SMALL CAP VALUE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I. The following paragraph is added under the “Fund Summaries – Franklin Small Cap Value VIP Fund” and “Fund Details – Franklin Small Cap Value VIP Fund” sections of the prospectuses:

Effective at the close of market (1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier) on June 20, 2021, the Fund will be closed to new insurance company subaccounts.  Existing insurance company subaccounts that have open accounts on June 20, 2021 may continue to make additional purchases.  The Fund may restrict, reject or cancel any purchase order and reserves the right to modify this policy at any time.

Please keep this supplement with your prospectus for future reference.